Sovereign Bancorp, Inc. Analyst & Investor Day May 5, 2004 New York City

Agenda 8:30 - 9:15 a.m. What is Sovereign's Strategy and What is our Model for Execution? Jay Sidhu, Chairman & CEO 9:15 - 9:45 a.m. How is Sovereign Differentiating Itself and Executing its Corporate Banking Strategy for Above Average Growth? Joe Campanelli, President & COO, Sovereign Bank New England Jim Lynch, Chairman & CEO, Sovereign Bank Mid-Atlantic 9:45 - 10:15 a.m. Retail Required Superior Execution: How is Sovereign Executing? Larry Thompson, President & COO, Consumer Banking Division Charles Begley, EVP & Managing Director of Community Banking Jim Cosman, EVP & Managing Director of Consumer Lending Joe Blaston, EVP & Managing Director of Mortgage Banking Scott Abercrombie, EVP & Managing Director of Alternative Banking Stephanie Wheeler, Director of Client Relations 10:15 - 10:30 a.m. Break and Refreshments 10:30 - 10:50 a.m. Why did Sovereign Make the Waypoint Acquisition? A Report from Waypoint. Andrew Samuel, Waypoint's Chief Banking Officer

Agenda 10:50 - 11:10 a.m. Superior and Seamless Integration is one of our Strengths. How do we do it? Sal Rinaldi, Director of Administration, Commercial Markets Group 11:10 - 11:40 a.m. We Hope to Become Basel II Compliant - How Do We Approach Risk Management? Larry McAlee, Chief Enterprise Risk Management Officer Bob Rose, Chief Credit Risk Management Officer 11:40 - 12:05 p.m. Interest Rate Risk: How is Sovereign Positioned to Benefit from Rising Rates? Mark McCollom, Chief Financial Officer, Sovereign Bank 12:05 - 12:20 p.m. Our Earnings Goals for 2004 - 2007 Jim Hogan, Chief Financial Officer, Sovereign Bancorp 12:20 - 12:30 p.m. Closing Comments and Q&A

Forward Looking Statement This presentation contains statements of Sovereign's vision, mission, strategies, goals, beliefs, plans, objectives, expectations, anticipations, estimates, intentions, financial condition, results of operation, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value. These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to: general economic conditions; changes in interest rates; inflation; deposit flows; loan demand; real estate values; competition; changes in accounting principles, policies, or guidelines; integration of acquired assets, liabilities, customers, systems and management personnel into Sovereign's operations and the ability to realize the related revenue synergies and cost savings within expected time frames; possibility that expected merger-related charges are materially greater than forecasted or that final purchase price allocations based on fair value of the acquired assets and liabilities at acquisition date and related adjustments to yield and/or amortization of the acquired assets and liabilities are materially different from those forecasted; deposit attrition, customer loss, revenue loss and business disruption following Sovereign's acquisitions, including adverse effects on relationships with employees may be greater than expected; anticipated acquisitions may not close on the expected closing date or it may not close; the conditions to closing anticipated acquisitions, including stockholder and regulatory approvals, may not be satisfied; Sovereign's timely development of competitive new products and services in a changing environment and the acceptance of such products and services by customers; the willingness of customers to substitute competitors' products and services and vice versa; the ability of Sovereign and its third party processing and related systems on a timely and acceptable basis and within projected cost estimates; the impact of changes in financial services policies, laws and regulations, including laws, regulations, policies and practices concerning taxes, banking, capital, liquidity, proper accounting treatment, securities and insurance, and the application thereof by regulatory bodies and the impact of changes in and interpretation of generally accepted accounting principles: technological changes; changes in consumer spending and saving habits; unanticipated regulatory or judicial proceedings; changes in asset quality; employee retention; reserve adequacy; changes in legislation or regulation or policy or the application thereof; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services.

Additional Information About Seacoast Merger Sovereign and Seacoast have filed documents concerning the merger with the Securities and Exchange Commission, including a registration statement on Form S-4 containing a prospectus/proxy statement which will be distributed to stockholders of Seacoast. Investors are urged to read the registration statement and the proxy statement/prospectus regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Sovereign and Seacoast, free of charge on the SEC's Internet site (http://www.sec.gov). In addition, documents filed by Sovereign with the SEC, including filings that will be incorporated by reference in the prospectus/proxy statement, can be obtained, without charge, by directing a request to Sovereign Bancorp, Inc., Investor Relations, 1130 Berkshire Boulevard, Wyomissing, Pennsylvania 19610 (Tel: 610-988-0300). In addition, documents filed by Seacoast with the SEC, including filings that will be incorporated by reference in the prospectus/proxy statement, can be obtained, without charge, by directing a request to Seacoast Financial Services Corporation, One Compass Place, New Bedford, Massachusetts 02740, Attn: James R. Rice, Senior Vice President, Marketing (Tel: 508-984-6000). Directors and executive officers of Seacoast may be deemed to be participants in the solicitation of proxies from the stockholders of Seacoast in connection with the merger. Information about the directors and executive officers of Seacoast and their ownership of Seacoast common stock is set forth in Seacoast's proxy statement for its 2003 annual meeting of stockholders, as filed with the SEC on April 15, 2003. Additional information regarding the interests of those participants may be obtained by reading the prospectus/proxy statement regarding the proposed merger transaction when it becomes available. INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Additional Information About Waypoint Merger Sovereign and Waypoint will be filing documents concerning the merger with the Securities and Exchange Commission, including a registration statement on Form S-4 containing a prospectus/proxy statement which will be distributed to shareholders of Waypoint. Investors are urged to read the registration statement and the proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Sovereign and Waypoint, free of charge on the SEC's Internet site (http://www.sec.gov). In addition, documents filed by Sovereign with the SEC, including filings that will be incorporated by reference in the prospectus/proxy statement, can be obtained, without charge, by directing a request to Sovereign Bancorp, Inc., Investor Relations, 1130 Berkshire Boulevard, Wyomissing, Pennsylvania 19610 (Tel: 610-988- 0300). In addition, documents filed by Waypoint with the SEC, including filings that will be incorporated by reference in the prospectus/proxy statement, can be obtained, without charge, by directing a request to Waypoint Financial Corp., 235 North Second Street, Harrisburg, Pennsylvania 17101, Attn: Richard C. Ruben, Executive Vice President and Corporate Secretary (Tel: 717-236-4041). Directors and executive officers of Waypoint may be deemed to be participants in the solicitation of proxies from the shareholders of Waypoint in connection with the merger. Information about the directors and executive officers of Waypoint and their ownership of Waypoint common stock is set forth in Waypoint's proxy statement for its 2003 annual meeting of shareholders, as filed with the SEC on April 21, 2003. Additional information regarding the interests of those participants may be obtained by reading the prospectus/proxy statement regarding the proposed merger transaction when it becomes available. INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Non-GAAP Financial Measures This report contains Financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Sovereign's management uses the non-GAAP measures of Operating Earnings and Cash Earnings, and the related per share amounts, in their analysis of the company's performance. These measures, as used by Sovereign, adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring or integrating businesses, and certain non-cash charges. Operating earnings represent net income adjusted for after tax effects of merger-related and integration charges and the loss on early extinguishment of debt. Cash earnings are operating earnings excluding the after-tax effect of amortization of intangible assets and stock-based compensation expense associated with stock options, restricted stock, bonus deferral plans and ESOP awards. Since certain of these items and their impact on Sovereign's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign's core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Reconciliation of Cash and Operating Earnings to GAAP Earnings ($ in thousands, all numbers shown net of tax)

Reconciliation of Cash and Operating Earnings to GAAP Earnings (Per Share)

Strong Executive Management Team

Name	Business Unit	Years In Banking	Prior Institutions
Jay Sidhu	Chairman, President & CEO Bancorp	25+	Summit, Chemical, CoreStates
Joe Campanelli	President & COO, SB New England	20+	Shawmut, Fleet
John Hamill	Chairman & CEO, SB New England	35+	Fleet (MA), Shawmut Bank One, Chemical
Jim Hogan	CFO Bancorp	30+	Firstar, U.S. Bancorp
Jim Lynch	Chairman & CEO, SB Mid-Atlantic	30+	Prime, Continental, Summit, Fleet
Larry Thompson	CAO of Bancorp, COO of Bank	25+	Sovereign
Cheryl Patnick	Director of Team Member Services	15+	Nassau
Larry McAlee	Chief Enterprise Risk Management Officer	18	Arthur Andersen, Sovereign
M. Robert Rose	Chief Credit Risk Management Officer	28	Shawmut, Bay Bank, BankBoston, Fleet

10

Sovereign Bancorp

What is Sovereign's Strategy and What is Our Model for Execution? Jay S. Sidhu Chairman and Chief Executive Officer

An Exceptional Franchise Serving from South of Philadelphia to Boston and Beyond…


Sovereign Bancorp
Vermont
New Hampshire
New York
Massachusetts
Rhode Island
Connecticut
Pennsylvania
New Jersey
Maryland
Delaware
Key: Sovereign Branches
Seacoast Branches
Waypoint Branches
Source: SNL DataSource

- $55+ billion bank pro forma (Seacoast and Waypoint)
- 665 branches pro forma & ~1,200 ATM's
- 18th largest bank in the U.S. pro forma all deals
- Top 20 Small Business Lenders in the U.S.

Pro Forma Market Share

Massachusetts	#3
Rhode Island	#3
New Hampshire	#5
Pennsylvania	#5
New Jersey	#6
Connecticut	#10
Maryland	#39

12
Sovereign Bancorp

Strong Loan and Deposit Mix Loan Mix: Residential Commercial Consumer East 0.174 0.429 0.397 43% 40% 17% 3/03 Balance - $27.7 billion 3/03 Yield - 4.95% Deposit Mix: Checking Other Core Time Deposits East 0.41 0.371 0.219 3/03 Balance - $28.1 billion 3/03 Cost of Funds - .95% 41% 22% 37%

SOV Valuation Discount

Sovereign's Historical Performance

First Quarter 2004 Financial Highlights: Net income of $102 million, up 35% from 2003; earnings per share of $.33, up 23% from 2003 Operating earnings of $122 million, up 28% from 2003; operating earnings per share of $.40, up 18% from 2003 Cash earnings of $137 million, up 24% from 2003; cash earnings per share of $.45, up 14% from 2003 Consumer and Commercial fee revenues of $54 million and $29 million, up 12% and 14% respectively from a year earlier Issued $800 million convertible trust preferred security Sovereign Bancorp received an upgrade from Moody's in January of 2004

Non-Financial Highlights: Corporate governance ranked in the top 7% in the ISS bank group Named to The Forbes Platinum 400 Identified as one of the most admired financial industry companies in the nation by Fortune for the third consecutive year Obtained a major banking services contract with the state of Massachusetts, taking the business away from FleetBoston Received an "outstanding" CRA rating from the OTS Completed in February of 2004 the acquisition of First Essex Bancorp Announced in January 2004 the acquisition of Seacoast Financial Services Corporation and in March 2004 the acquisition of Waypoint Financial Corp.

Capital Goals Achieved Ahead of Plan Sovereign Bancorp (BHC): Retire all high-cost BHC debt by 2006 Target BHC Tier 1 Leverage at 6.50% to 7.00%, Tangible Common Equity ("TCE") at ~ 5.50% by year-end 2005; $800 million trust preferred issuance in February 2004 helps to accelerate this goal $800+ million TCE generation in 2005 provides additional flexibility Maintain double-leverage ratio at ~120% Strive for further rating agency upgrades Sovereign Bank (Bank): Maintain Bank at 6.50%+ Tier 1 Leverage and 10.5%+ Risk Based Capital Strive for further rating agency upgrades

Strong Earnings Growth 1998 1999 2000 2001 2002 2003 Operating Earnings 170 202 239.9 287 362.2 420.7 Cash Earnings 188 231.5 308.6 378.3 422.1 481.6 5 year Operating Earnings CAGR of 20% 5 year Cash Earnings CAGR of 21%

Strong Shareholder Returns at 12/31/03 5 years 3 years 1 year Operating Earnings 0.677 1.923 0.69 IRR based on 12/31/03 SOV closing price and opening prices from years beginning 1999, 2001 and 2003, respectively. Dividends are not included.

1-Year Stock Price Performance 12/31/03 closing price of $23.75

3-Year Stock Price Performance 12/31/03 closing price of $23.75

5-Year Stock Price Performance 12/31/03 closing price of $23.75

Comparative Shareholder Returns

Overview of Acquisitions

What is our Criteria for Acquisitions? Franchise and earnings growth rate enhancing Must become accretive within first year Must be consistent with our publicly stated capital goals If market extension, must come with strong experienced management team

Overview of First Essex Bancorp, Inc. $1.8 billion asset institution headquartered in Andover, MA 20 branch offices serving 2 counties in Massachusetts and 3 counties in New Hampshire $1.3 billion in deposits $1.2 billion in net loans Achieved #1 market share in Lowell, MA and Salem, NH Closed and integrated in February 2004 Immediately slightly accretive to earnings

First Essex Locations Sovereign First Essex

Overview of Seacoast Financial Services $5.3 billion asset institution headquartered in New Bedford, MA - largest remaining financial institution headquartered in MA 67 branch offices serving 7 counties in Southeastern Massachusetts $3.6 billion in deposits $3.9 billion in net loans Comprised of 3 distinct franchises: CompassBank, Nantucket Bank, and pending acquisition of Abington Savings

Seacoast Transaction Overview Sovereign to acquire Seacoast Financial in a 75% stock, 25% cash exchange valued at $1.1 billion Transaction is strategically compelling Introduction to new, contiguous markets Very favorable demographics (population and HH income) Strong pro forma market share; solidifies #3 market share position in Massachusetts Unique, non-replicable opportunity Acquisition is consistent with management's acquisition criteria - accretive to EPS, consistent with capital objectives and enhances the core franchise Important step in becoming the leading regional banking franchise in the Northeast

Seacoast Transaction Overview Quaker2\coral maps\sovereign & seacoast map for ppt.cdr (Recolored in powerpoint for fill effect)

Overview of Waypoint Financial Corp. $5.3 billion asset institution headquartered in Harrisburg, PA Created in October 2000 through merger of Harris Savings Bank and York Federal Savings & Loan Association 65 branch offices serving 10 counties in South-Central Pennsylvania and Northern Maryland $2.7 billion in deposits $2.4 billion in net loans $ 1.1 billion in commercial $ 0.9 billion in consumer $ 0.4 billion in residential

Waypoint Transaction Overview Sovereign to acquire Waypoint Financial in a 70% stock, 30% cash exchange, valued at approximately $980 million Transaction is strategically compelling Introduction to new, contiguous markets (Harrisburg, York, Hagerstown, MD and I-81 Corridor) Waypoint has strong "8-S" compatibility with Sovereign Strong pro forma market share: #1 in Dauphin County #2 in York County #3 in Cumberland County #6 in Lancaster County Acquisition is consistent with management's acquisition criteria: Accretive to EPS in 2005 SOV remains on track for its 2005 capital goals Low-risk integration model, strong management team

Waypoint Transaction Overview Waypoint Financial Sovereign Bancorp

In-Market Acquisitions Since 2002

Sovereign is an integration expert... Sovereign Bank New England Snapshot Retail Core 7.1 74 Commercial Core 4.1 61 Consumer Loans 7.528 74 Commercial 6.6 61 3-Year Growth Rate: Consumer Core Growth = 24% Commercial Core Growth =38% Total Deposit Fee Growth = 75% 3-Year Growth Rates: Consumer Loan Growth = 120% Commercial Loan Growth = 51% * Includes prior lending activities in N.E. acquired in 1997 Core Deposits Loans* ($ Billion at Dec. 31) ($ Billion at Dec. 31)

Comparison to Mid-Cap Banks

SOV and SOV Bank versus LB Mid-Caps Data as of 4Q03. 1.47% 1.23% 1.18% Cash ROAA LB Mid-Cap SOV Bank SOV 55.1% 48.2% 51.7% LB Mid-Cap SOV Bank SOV Efficiency Ratio 3.92% 3.80% 3.39% SOV SOV Bank LB Mid-Cap Net Interest Margin 7.37% 6.66% 5.58% LB Mid-Cap SOV Bank SOV Tier 1 Leverage

Superior Deposit Mix & Cost Checking MMDA AV CD's Foreign 0.42 0.36 0.22 0 0.187 0.485 0.298 0.03 * All data as of 12/31/03 Deposit Mix Comparison* SOV LB Mid Cap 19% 48% 30% 42% 36% 22% Cost Of Deposits Cost Of Deposits Cost Of Deposits Cost Of Deposits 2002 2003 4Q03 SOV 1.81% 1.19% 1.00% LB Mid Cap 2.13% 1.45% 1.28% 3%

Superior Loan Mix with Short Duration Commercial Consumer Residential Other 0.42 0.39 0.19 0 0.46 0.1 0.38 0.057 SOV LB Mid Cap Loan Mix Comparison* 42% 39% 19% 46% 10% 38% 6% * All data as of 12/31/03 Loan Yield Loan Yield Loan Yield Loan Yield 2002 2003 4Q03 SOV 6.45% 5.50% 5.08% LB Mid Cap 6.63% 5.77% 5.58%

Summary Observations Sovereign's 30 basis point advantage in cost of deposits offset by 50 basis point loan yield disadvantage A larger percentage of Sovereign's loans are variable rate than typical mid-cap bank Sovereign has a considerably lower percentage of residential mortgage loans in its portfolio As rates increase and our capital improves further, we should see an increase in return on assets

Sovereign's Business Strategy

Mission When consumers and businesses think of a World Class financial services provider, they choose Sovereign Vision Sovereign is a World Class financial services provider, committed to helping our customers succeed by understanding and anticipating their individual financial needs and providing customized solutions, resulting in each customer having six or more services with Sovereign

Values World Class Commitment to: Team Members Become among the best companies to work for in U.S. by 2007 "Good to Great" initiatives part of culture Customers Top awareness among our customers and prospects Red Carpet Service Guarantees and Branding initiatives Shareholders Continue to deliver above average and about double digit growth rates Community Supportive corporate citizen

Guiding Principles and Our Beliefs Open Two-Way Communication Follow Through on What We Say Authentic Leadership Style Mutual Trust and Respect

Sovereign's Business Strategy Combining the best of a large bank with the best of a smaller community bank. Best of a Large Bank: Products Services Technology Brand Delivery channels / distribution system Talent Diversification Sophistication of risk management Best of a Small Bank: Flatter structure Local decision making Active community involvement culture Cross functional lines to deliver bank to customer Treat customers as "individuals"

Absolute Clarity Regarding Target Markets Consumer ? Middle Income Households We target mass market with average household income of about $75,000+ We differentiate on the basis of relationship selling and service delivered with high-touch and supported by convenience of technology Goal to become dominant in all micro markets Goal to cross-sell 6+ services to every household to entrench relationship and dramatically improve Bank profits

Absolute Clarity Regarding Target Markets Commercial/Business ? Small to Middle Market We target in-market businesses with revenue of $1 - $100 million We differentiate on the basis of quality of relationship managers, localized quick decision making, supported by superior products and technology Goal to cross-sell 6+ services to entrench relationship and dramatically improve Bank profits

"You can not be the best, unless you are brutally honest about your self-assessment." Strengths, Weaknesses, Opportunities, and Threats Our Belief:

Our Strengths Absolute clarity about vision, mission, values and strategy Strong and cohesive leadership team with extensive team member development programs Exceptional franchise in terms of market share and demographics Alignment of goals with rewards systems and creation of shareholder value Strategically compelling footprint Red Carpet Service Guarantees differentiate Sovereign Large, stable and low-cost core deposit base Highly diversified and granular loan portfolio Accelerating fee-based revenues and cross-selling metrics Very strong internal generation of equity

Our Weaknesses Holding company still has over $500 million of high-cost debt Cross-sale statistics are below six services per relationship Bank does not possess desired market share in some geographic markets Asset quality is currently not as strong as we desire Efficiency ratio is not yet in the 40's Return on Assets somewhat lower than peer group

Opportunities Retire all expensive debt by 2006 Excellent environment to gain greater penetration into existing customer base Competitive landscape and recent mergers and acquisitions in our markets provide enormous opportunities to attract new customers Increase revenues at twice the rate of expenses at a minimum Numerous suitable, fill-in acquisition opportunities Opportunities to improve ROA and ROE Opportunities exist to buy back stock in the future

Threats Competitive landscape is becoming more fierce Regulatory environment may become more stringent, limiting growth Normal integration and execution risks exist

Strategy. With Clear Purpose and Direction. There is nothing complicated about our strategy for moving forward We are clear about our strategy, as well as our values, mission and goals As we execute, we will remain committed to our critical success factors of: Superior loan quality Superior risk management Strong sales and service culture that aligns team member performance with a recognition and rewards system High level of productivity through revenue growth and efficient expense control

How We Run the Company Sovereign's Business Philosophy

Absolute clarity about Vision, Mission, Values, Strategy (these are the basics), with clear goals, plans, tactics, with the best people (passion to execute) Mastery of external environment (what's happening with customers, competitors, economy, etc.) Mastery of internal environment (what's going on inside the company so we can be the best) Absolutely superior and continuously improving products or services, with exceptional customer service standards Effective use of technology A culture where leaders truly become the "sustainable competitive advantage" Our Beliefs About What Creates Highly Successful Companies or Divisions

Clear vision, mission, strategy, goals, measurement systems and complete alignment everyone on the team should be able to talk about this Master of internal environment what's happening inside their group, honest and open communications, personal development plans, and atmosphere of mutual trust and respect Master of external environment know who the top customers and prospects are, competitors, economy, regulatory environment Passion for continuous improvement Our Expectations from Every Leader

Clearly defined expectations from all Sovereign leaders Measure regularly, recognize, reward or move leaders Absolute clarity about our Critical Success Factors (4 things that make 95% impact on results) Superior quality of our loans, resulting in lower than average charge-off's Superior risk management, resulting in margins that are consistent in different interest rate environments and minimum risk from various rate shocks Make revenues grow at least twice as fast as expenses, resulting in 50% or less efficiency ratio Growth and development of team members, resulting in superior sales and service Clearly defined leadership attraction, retention and development programs, that are aligned with compensation and benefit programs How we are Attempting to Achieve Superior Execution

How We Run the Company Our Leadership Development Process

The absence of defensiveness The absence of manipulation or presence of truthfulness The presence of sincere empathy The presence of values A commitment to be a continuous learner The Five Conditions of Authenticity

Checklist for Decision Making... Sovereign's 8-S framework Shared Values Self Knowledge System Structure Strategy Staff Skills Style

Sovereign's Approach to Continuous Leadership Development Passion (Commitment for continuous improvement, big picture thinking, long-term vision) EQ or Human Skills and Character (Superior human skills) IQ or Technical Skills (Achieve all business goals) Three Pillars of Authentic Leadership

Our Goals for 2004 and Beyond We will continue to strive for: Double-digit average annual growth in earnings per share, seeking to achieve $1.65-1.701 per share in operating earnings for 2004 We envision earning about $2.40 or higher in operating earnings per share by 2007 Significant progress in our journey from "Good to Great" in all areas of the bank Further improvement upon our Red Carpet Service guarantees Significant improvement in our asset quality Positioning our company for improved profitability as interest rates rise 1 Excludes merger and integration charges for completed acquisition of First Essex Bancorp and pending acquisitions of Seacoast Financial and Waypoint Financial

How is Sovereign Differentiating Itself and Executing its Corporate Banking Strategy for Above Average Growth?

Commercial Markets Group Joseph P. Campanelli President & COO, SB New England James J. Lynch Chairman & CEO, SB Mid Atlantic

Mission Statement The Sovereign Commercial Markets Group creates shareholder value through controlled growth, providing customized solutions and innovative marketing and relationship strategies to service the needs of small and middle market businesses.

Commercial Markets Group



J. Campanelli
President
New England
Commercial Markets Group Shared Services
J. Lynch
Chairman
Mid-Atlantic
S.Issa
Managing Director
• C&I, RI & SE MA
• Business Banking, RI & SE MA
• CRE, NE
• Precious Metals
• ABL, RI & SE MA
P. Sullivan
Managing Director
• C&I, MA & CT
• Business Banking, MA & CT
• Healthcare
• ABL, MA, CT & PA
J. Calla
Managing Director
• Capital Markets
• Sovereign Securities Corp, LLC
M. Soura
Managing Director
• Cash Management
• Trade Services
• Municipal Banking
• Strategic Alliances
B. Linington
Managing Director
• C&I, PA & S. NJ
• Business Banking, PA & S. NJ
• CRE, Mid Atlantic
• Warehouse Lending
L. Delp
Managing Director
• C&I, N. Central PA
• Business Banking, N. Central PA
T. Nadeau
Managing Director
• Wholesale Auto
• Indirect Sales
P. Ferrara Sr.
Managing Director
• Network Capital
• Vehicle Funding
S. Rinaldi
Managing Director
• Strategic Planning
• Commercial Lending OPS
• Field Examinations
• Compliance
• MIS
• Small Business Underwriting
E. Waser
Managing Director
• C&I, North & Central NJ
• Business Banking, North & Central NJ
C. Swanton
Managing Director
• Equipment Finance & Leasing

67

Sovereign Bancorp

Senior Leadership Team Years In Prior Name Business Unit Banking Institutions Joseph Campanelli President & COO New England 25 Fleet, Shawmut James Lynch Chairman & CEO Mid Atlantic 34 Continental, Midlantic, Prime, Summit, Fleet Barry Linington Commercial Lending - PA/NJ 32 Independence Bancorp, First Pennsylvania Bank Lawrence Delp Commercial Lending - Central PA 29 Phil National Bank, First Union, CoreStates Patrick Sullivan Commercial Lending Massachusetts 23 Banknorth, Healthcare & Asset Based Lending Bank of Ireland Steve Issa Commercial Lending Rhode Island 25 Bank of Rhode Island, & Southeastern Massachusetts Shawmut Thomas Nadeau Automotive Finance Group 21 Bay Bank Marshall Soura Global Solutions Group 42 BankBoston, Bank One, Bank of America James Calla Capital Markets Group 26 First Penn, Fidelity, Merrill Lynch, Corestates Peter Ferrara Vehicle Funding/Network Capital 20 Network Capital Salvatore Rinaldi Administration/Operations 30 Fleet, Shawmut Chris Swanton Equipment Finance & Leasing 21 Bank New England, Bank of Tokyo, Key Bank Eric Waser Commercial Lending North/Central NJ 21 Fleet, First Fidelity

Strategic Profile Highly skilled, experienced, Relationship Managers well- entrenched in local markets empowered to make decisions within Sovereign's disciplined credit culture Over 250 Relationship Managers from Philadelphia to North of Boston Supported by: Portfolio Managers & Financial Analysts Loan Administrators & Operational Technicians Planning & Administrative Personnel Cash Management & Capital Market Specialists Alliance Sales & Customer Service Professionals Business Partners; Trust & Wealth Mgmt, Market Area Managers, etc.

Commercial Markets Group Business Profile Comm'l Lending Diversified Customer Base Over 250 RM's Extensive Product Menu Capital Markets Interest Rate Derivatives Broker / Dealer Foreign Exchange Money Markets Mergers & Acquisitions Securitization Global Solutions Cash Management Merchant Services Insurance Services Business Payment Solutions Trade Finance

Market Segments - Sales Level $100 + <1% Upper Mid Mkt Middle Market $10 - 100 million 5% $1 - 10 million 20% Under $ 1 million 75% Small Business Business Banking Customized Robust functionality Wider breadth of services Mass marketing approach Standard product Easy-to-use

Operating Performance Standards Critical Success Factors Performance Standards Above Average Growth Team Member Growth and Development/ Expand Sales and Service Culture New Loan Originations Deposit Growth Fee Income Opportunities Cross-Sell Existing Customers Revenue per Relationship Customer Retention Team Member Turnover Net Charge-Off Ratio Weighted Average Risk Ratings Delinquencies & Non-Accruals Efficiency Ratio Servicing Metrics by Group Grow Revenues 3x the Rate of Expenses Stable/Superior Asset Quality Control Expenses/Maximize Productivity

In Market Businesses with Sales of $1 - $100 million Middle Market Companies & Employees Small Business Owners & Operators Municipalities and State Agencies Consumers - Principals & Employee Base of Clients Specialized Industries Including: Automotive Retailers Healthcare / Not for Profit Asset Based Lending Commercial Real Estate Developers Target Markets

Loan Outstandings by Credit Exposure as of 12/31/03 1st Qtr 2298 1872 1674 3099 1984 Over $25MM $10.0-$25MM $5.0-$10.0MM $1.5-$5.0MM Under $1.5MM $2.3B / 26,162 Accts $1.9B / 1,025 Accts $1.7B / 401 Accts $3.1B / 351 Accts $2.0B / 96 Accts Total Loans: $10.9 Billion* / 28,035 Loans (*) Includes $600MM in Off-Balance Sheet Floorplan Securitization. Excludes $880MM in CEVFG.

Commercial Markets Group Loan Outstandings by Business Line @ 12/31/03 Total Outstandings = $11.1 Billion Mid Mkt Bus Bkg CEVFG AFG East 4296.404 919.182 880.185 614.42 Middle Market $4,296.4 Business Banking $919.2 Automotive (*) $614.4 Commercial Equip & Vehicle Finance $880.1 C&I Total: $6.7 Billion (*) Excludes $600MM in Floorplan Securitization 1st Qtr 2nd Qtr East 2874857904.84 1008563543.25 Construction $736.6 Commercial Real Estate $3,616.9 CRE Total: $4.4 Billion

2003 Revenue Growth - Commercial Markets

Commercial Banking Trade Finance Real Estate Lending Capital Markets Products Foreign Exchange Derivatives Merger & Acquisition Advisory Fixed Income Sales & Trading Asset Based Lending Precious Metals Financing Investment Accounts Insurance Products Equipment Leasing Cash Management IRIS Payroll Services Merchant Services SovTrade Government Banking Structured Finance Automotive Finance Equipment & Vehicle Finance Competitive Environment - Best of the Big Banks ...

Well Respected Relationship Managers Flat Structure for Accessibility Local Decision Making with Centralized Credit Review Active Community Involvement Treating Customers as Individuals Providing All Customers with Red Carpet Service " Out-Local the Nationals & Out-National the Locals " .... With a Community Based Delivery

Executing the Strategy Develop "Best In Class" Operating Performance Standards Drive a "World Class" Sales Culture Instill a Disciplined "Red Carpet Service" Approach Maximize Growth Opportunities Know your Customer Base Manage & Control Risk Continued Development of Leadership Team

Panelists: Patrick Sullivan, Managing Director, CMG Michael Maiorino, Managing Director, CMG Eric Waser, Managing Director, CMG Lawrence Delp, Managing Director, CMG

Retail Requires Superior Execution: How is Sovereign Executing?

Consumer Banking Lawrence M. Thompson, Jr. Vice Chairman, Sovereign Bancorp, Inc. Chief Operating Officer, Sovereign Bank

Today's Agenda Vision and Mission Performance Goals 2003 Business Line Results Future Growth Opportunities

Our customers will be so impressed with our Red Carpet Service and banking solutions, they will enthusiastically recommend Sovereign to friends, family and business associates. Vision Mission To understand and anticipate the financial needs of our customers so that they will purchase 6 - 8 products/services per household.

Consumer Banking Executive Team

Name	Business Unit	Years In Banking	Prior Institutions
Scott Abercrombie	National Consumer Finance Group & Alternative Delivery	30	CitiBank, Chase Bank, Berkley FSB
Joe Blaston	Mortgage Banking	19	PSFS, Philadelphia Mortgage, Main Line Bank
Jim Cosman	Consumer Lending Group	31	BayBank, BankBoston
Charles Begley	Community Banking	15	Fleet Bank
John McCarthy	Operations & Automation Group	37	BankBoston
Stephanie Wheeler	Client Relations	24	Sovereign Bank

85

Sovereign Bancorp

Drive to maximize low-cost core deposit per branch Achieve compounded growth of 6%-8% per year Core Deposit Growth Fee Income Sales Improvement Long Term Performance Goals Market Position Continue the growth of fee income Strengthen the quality and diversity of revenues through deposit fees, mortgage banking fees and sales of non- insured investments Achieve compounded growth of 10-15% per year Achieve 6+ products/services per household Achieve a #1 - #5 deposit market position in majority of micro markets

Grow outstandings by 10-15% per year with focus on prime customers Consumer Loan Growth Productivity Improvements Long-Term Performance Goals Service Quality Build capabilities to drive continuous improvement Be recognized by customers as offering World Class service

A Top-Tier Competitor in Our Markets Mid-Atlantic 1. Wachovia 15% 2. Bank of America 11% 3. PNC 8% Sovereign* 6% Commerce 5% New England 1. Bank of America 25% 2. Citizens 13% 3. Sovereign* 8% 4. Bank North 4% Source: June 2003 FDIC deposit market share in counties where we have a branch presence *Proforma Seacoast and Waypoint integrations Deposit Market Share

A Successful Financial Track Record Low Cost Core Deposits Consumer Banking Fees Column 2 12/31/2001 16.1 0.0178 74 12/31/2002 19.8 0.0113 61 12/31/2003 21.3 0.0059 ($ Billion ) Actual Growth 2003 = 8% Target Growth 2004 = 8% 2001 157.5 74 2002 179.4 61 2003 208.8 ($ Million) Actual Growth 2003 = 16% Target Growth 2004 = 11% (Cost of Funds) $208.8

Community Banking Charles M. Begley Executive Vice President and Managing Director Community Banking

Community Banking Key Initiatives: - Invest in Attractive Micro Markets - Deepen Relationships Through Cross-Sell - Accelerate Growth Through Strategic Marketing

The Relationship Between Market Share and Store Share Market share Share of stores 10% of stores in the market Share of stores Market share At 15-20% store share, the retailer enjoys disproportionate returns At 10-12% store share, store share and market share are equal At low store share, market share really suffers Traditional View Our View Source: McKinsey & Company Branch Network Optimization

Target Attractive Markets Where We Can Get to "Above Fair Share" With Reasonable Investment and Growth 12 5 8 7 19 16 12 8 8 7 13 12 Least attractive Attractiveness Below fair share At fair share Above fair share Current market position Most attractive Target Markets # of Micro markets

Micro Markets First Essex - pushed 3 attractive micro markets above fair share Current de novo branch projects: 9 underway 7 in micro markets in top quartile for attractiveness Projected incremental deposits from these new branches, at maturity (year 5) - $583 million

Deepen Retail Relationships Tools and Disciplines - Measure productivity of each banker - Sales Per Banker Per Day (2.4 - 4.1) - Points Per Banker Per Day (8.8 - 15.7) - Sales Performance Consultants in field coaching and training Cohen Brown disciplines Resulting in steadily improving trend...

Continued Progress on Cross-Sell 1 Qtr '03 2 Qtr '03 3 Qtr '03 4 Qtr '03 1 Qtr '04 Target '05 East 4.98 5.13 5.2 5.25 5.32 6 * Excluding First Essex

Accelerate Growth Through Strategic Marketing Use analytics and segmentation for better target marketing: ? Student Program ? Welcome - Onboarding Program ? Customer Care Program ? Deposit W/A/R ? Relationship Packages

Consumer Lending James M. Cosman Executive Vice President and Managing Director Consumer Lending Group

Consumer Loan Portfolio New Business Outstanding Home Equity Auto Loans 2001 2.4 1.2 2002 3.8 1.6 2003 4.3 1.9 ($ Billion) Home Equity Auto Loans 2001 3.8 2.7 74 2002 5.2 3 61 2003 6.5 3.2 ($ Billion)

Strong Asset Quality

Portfolio Performance - Auto Loans Delinquency Net Charge-Off Auto Loans 2001 0.0209 2002 0.0152 2003 0.0117 (% Outstanding) Auto Loans 2001 0.0076 74 2002 0.0076 61 2003 0.0073 (% Outstanding) (% Annualized)

Portfolio Performance - Home Equity Delinquency Net Charge-Off Home Equity 2001 0.0257 2002 0.0226 2003 0.0143 (% Outstanding) Home Equity 2001 0.0035 74 2002 0.0022 61 2003 0.0013 (% Outstanding) (% Annualized)

Focus on High Service Standards / Rapid Turn Around Time Enhanced Automated Decision systems Next day decision to 90% of all Home Equity applicants Of that group 40% receive answers within minutes Improved processing has increased Booked to Approve ratio to 90% - 5% improvement equates to $120 million incremental loan volume without additional expenses Home Equity appraisal/title processing has been streamlined, resulting in quicker "ready to close" notification and reduced withdrawals

Mortgage Banking Joseph Blaston Executive Vice President and Managing Director Mortgage Banking

Mortgage Banking - $5.0 Billion in 2003 Closings December 31, 2003 1st Qtr 2nd Qtr 3rd Qtr East 61 39 1st Qtr 2nd Qtr 3rd Qtr East 59 41 1st Qtr 2nd Qtr 3rd Qtr East 71 29 22% 33% 1st Qtr 2nd Qtr 3rd Qtr East 4 38 58 50% 60% Retail 40% Wholesale Saleable Portfolio 78% Refinance Purchase 67% New England Mid- Atlantic Other 41% 9%

Mortgage Banking Average Credit Score Trending Report JAN-03 FEB-03 MAR-03 APR-03 MAY-03 JUN-03 JUL-03 AUG-03 SEP-03 OCT-03 NOV-03 DEC-03 Retail 722.816 725.55 723.672 725.403 723.634 722.33 728.202 725.663 717.385 710.725 711.695 707.821 Wholesale 711.204 719.72 718.182 718.897 717.212 717.671 721.192 719.117 710.263 708.481 701.855 702.814

Portfolio Performance - Residential Delinquency Net Charge-Off Home Equity 2001 0.0528 2002 0.048 2003 0.0309 (% Outstanding) Home Equity 2001 0.0008 74 2002 0.0016 61 2003 0.0006 (% Outstanding) (% Annualized)

Mortgage Banking Servicing Overview Portfolio Profile Located in Reading 82,000 Loans $9.1 billion $6.6b for others (OMSR) $2.5b for own portfolio $111k average loan size Recognition FHLMC Tier One Award Winner in 2001, 2002 and 2003 Only 26 Winners Out of 2,500 Servicers

Alternative Delivery Scott Abercrombie Executive Vice President and Managing Director Alternative Delivery

2003 Online Banking Growth .. Strong Results Enrolled NetBanking Customers grew by 50% Enrolled BillPay customers grew by over 74%. Penetration of NetBanking to DDA accounts grew from 20% to 31%. (27% industry average) Visits to Sovereignbank.com grew by 20%

2001 - SovereignBank.com

2002-2003 - SovereignBank.com

December 2003 - Our Accomplishments.. "Our new and improved Sovereignbank.com web site"

Online Banking Strategy: Where We've Been, Where We're Going This Year's Theme 2004: "Continue the Pace of Growth" Last Year's Theme 2003: "Make it Easier to Sell & Easier to Use" Last Year's Theme 2003: "Make it Easier to Sell & Easier to Use" Last Year's Theme 2003: "Make it Easier to Sell & Easier to Use" Last Year's Theme 2003: "Make it Easier to Sell & Easier to Use"

Client Relations Stephanie J. Wheeler Director Client Relations

Red Carpet Initiatives Implemented the Traffic Report that reflects the customers' experience Established Bank-wide Red Carpet Service Standards Monthly Customer Solutions meetings with Senior Business Line Leaders Launched Red Carpet Suggestion Box Created customer escalation to an independent area of the company for resolution

Red Carpet Service Accomplishments 23% Drop in Red Carpet Claims 25% Reduction in OTS Complaints 500+ Red Carpet Suggestions acted upon Together We Make the Difference Week Recognition for over 630 team members in 2004 Red Carpet Champions Program Recognition for 1,495 team members in 2003 (approximately 19% of Sovereign's workforce)

Why Did Sovereign Make the Waypoint Acquisition? A Report from Waypoint. Andrew Samuel Chief Banking Officer, Waypoint Financial Corp.

Waypoint Financial Corp. Formed in 2000 through the merger of two financial institutions Over $5 billion in assets Attractive market location Strong market share 67 locations; 1,000 employees

Waypoint Core Markets Served York York 33.1 Dauphin 27.4 Cumberland 16.9 Lancaster 9.4 Lebanon 3.8 Franklin 1.7 Washington 6.1 Harford 1.3 Baltimore 0.3

Waypoint Market Demographics Market Size (deposits - $ billions) Market Growth (number of households - 2003-2008) Market Wealth (household income) Dauphin $ 4.0 Cumberland $ 3.2 York $ 5.3 Lancaster $ 7.1 Dauphin $ 46,100 Cumberland $ 50,800 York $ 49,300 Lancaster $ 49,500 Total PA $ 44,200 Dauphin 1.7 % Cumberland 2.6 % York 4.8 % Lancaster 3.7 % Total PA 1.0%

Waypoint Market Position York York 33.1 Dauphin 27.4 Cumberland 16.9 Lancaster 9.4 Lebanon 3.8 Franklin 1.7 Washington 6.1 Harford 1.3 Baltimore 0.3 County County # Branches $ Deposits Rank Share Dauphin 9 $ 724 1 18% Cumberland 12 447 3 14% York 19 875 2 17% Lancaster* 17 431 6 6% Lebanon 3 100 6 7% Franklin 2 44 7 3% Total PA 62 $2,621 Washington (MD) 4 $160 5 10% Harford (MD) 2 35 16 2% Source: SNL Financial: total deposits - June 30, 2003 * Pro forma including 8 offices and $183 million of Sovereign deposits in Lancaster County.

Waypoint Commercial Market Diverse, stable market area Attractive business location State government, trade associations and non-profits Market opportunities due to bank acquisitions

Regional Presidents Run Local Markets Five regions (4 Pennsylvania and 1 Maryland) All business lines report to Regional President Regional Presidents: Aggressive, focused, passionate about their communities Strong relationship building skills Solid people and leadership skills Seasoned commercial bankers

Waypoint Regional Presidents Banking Experience Region Years Banks Capital 16 Fulton York 19 First Union, CoreStates Lancaster 29 PNC, Meridian, Mellon Potomac 19 M & T, Keystone, First United Centre 27 PNC Credit 30 CoreStates, Fidelity, PNC, OCC

Waypoint Loan Mix - Commercial Bank-Like 12/31/2000 Commercial 24.6 Retail 23.3 Res Mortgage 52.1 3/31/2004 Commercial 1149388 Retail 940105 Res Mortgage 347840 Commercial Loans Consumer Loans Residential Mortgages

Waypoint Deposit Mix Offers Further Opportunity 12/31/2000 Transaction 298.532 Other Core 693.049 Time 1634.139 3/31/2004 Transaction 694314 Other Core 647981 Time 1363492 Checking Other Core Time

Waypoint Account Fees 2001 2002 2003 2004 $ Millions 11.6 12.965 15.605 19.5 % Growth 12.1 20 25 % Change Fees - $ mm

Waypoint Fees Per Checking Account 12/1/2000 12/1/2001 12/1/2002 12/1/2003 SOV Dec-03 $ 113.3 128.88 141.64 156.47 184.48

Waypoint Highlights 31 branches updated or relocated in last three years (48%) 49 branch managers new in last two years (76%) 112 licensed investment representatives Commercial loans up 19% annually last five years (20% 1Q'04) Excellent asset quality metrics 31% growth in core deposits (2002 to 2003)

Waypoint Highlights Rapid revenue growth in two high margin businesses Benefits Consulting and Investment Services Up 20% to $4.9 million Deposit growth in specialty business lines Government, non-profits and trade associations Up 300% to $90 million (two years)

Sovereign Opportunity: Timing is Perfect Waypoint management team is set to run the region Waypoint has already performed the "heavy lifting" - the company is poised for growth Leveraging of Sovereign's products and services will accelerate Waypoint's revenues Cultural compatibility is very strong; shared vision and mission

Waypoint Financial Sovereign Bancorp Pro Forma Branch Map

Superior and Seamless Integration is One of Our Strengths. How Do We Do It? Sal Rinaldi Director of Administration, Commercial Markets Group

Sovereign is a Seasoned and Skilled Acquirer and Integrator Since 1989, Sovereign has successfully integrated over 25 acquisitions Continuity of principal technology outsource provider Continuity of key management personnel Head of PMO - continuity for last 5 acquisitions Finance coordinator-former controller, 25+ years at Sovereign

Integration Experience - Conversion Timelines * Acquired by Seacoast in 4/04

Integration Experience - Relative Size * Acquired by Seacoast in 4/04

Integration Experience - Account Comparison of Recent and Pending Conversions

Integration Experience - Vendor Platforms

Project Management Structure Executive Steering Committee Project Management Office Integration Teams Training & Communications - Legal & Compliance Facilities & Corporate Services - Loss Prevention & Security Operations and Automation Group - Finance Team Member Services - Audit Customer Solution Teams Consumer Lending - Residential Real Estate Community Banking - Alternate Deliveries Commercial - Cash Management

Process and Methodology High Level Milestones Site Visits, Current System & Process Reviews Customer/Product/Data/Channel Mapping Testing, Walkthroughs, and Training Detailed Cut-Over Plans and Execution Team Member Support and Selection Customer Communications Pre & Post Conversion Issues Tracking and Resolution Bank Performance KPIs Financial Controls (Daily Recons & Settlements) Lessons Learned Assessments

Integration Experience - Summary Proven Platform and Infrastructure in place Seacoast Follows Phased Approach used for Fleet/BankBoston Successfully converted banks larger than Seacoast and Waypoint in similar timeframes Prior conversion successes with Seacoast and Waypoint Vendors

We Hope to be Basel II Compliant - How do we Approach Risk Management? Lawrence E. McAlee, Jr. Chief Enterprise Risk Management Officer M. Robert Rose Chief Credit Risk Officer

Enterprise Risk Management Process Lawrence E. McAlee, Jr. Chief Enterprise Risk Management Officer

Roles & Responsibilities Lead organization's ERM function Enhance process for integration of enterprise risk management as a corporate-wide strategy: Promote common risk management processes Integrate enterprise risk assessment into business unit planning Fostering information sharing and coordinating risk management strategy Interaction with Regulators Day-to-day risk management responsibilities reside with Business Units

Key Elements of Sovereign's Enterprise Risk Management Process Entity-wide Controls/Environment (pervasive) Internal Controls over Financial Reporting Market Risk Controls Compliance with Laws and Regulations Fraud/Loss Prevention & Security Other Controls

Entity Level Controls/Environment Corporate Governance - Board and Audit Committee participation and oversight Integrity, values and behavior of key executives Management's control consciousness and operating style Organizational structure and assignment of authority and responsibility Human resource policies and practices

Financial Reporting Controls Corporate accounting policies and procedures Closing the books Oversight by CAO and Controller Reconcilement audit process Business line transaction processing Documented policies and procedures Monitoring Controls Management reporting Sarbanes-Oxley Certification process

Documented Policies and Procedures Corporate Treasury Capital Markets Mortgage Banking - secondary marketing Precious metals Asset/Liability Committee Monitoring Controls Daily position and Value At Risk reporting to Chief Risk Officer, Chief Financial Officer and certain Senior Leaders Selected Business Unit dedicated risk manager/compliance officer Market Risk Controls

Approved Regulatory Compliance Management Plan (updated August of 2003), which addresses: Purpose and scope Accountability Processes Board and Executive Management involvement and oversight Monitoring and auditing Training Corrective Action Compliance with Laws & Regulations

Dedicated compliance officers in certain business units Legal Department oversight Involvement of outside counsel Independent Compliance Function (reports to General Counsel) Monitor regulatory environment Establish framework for organization-wide compliance program Oversight of business unit compliance programs Compliance with Laws & Regulations

Loss Prevention & Security Department Loss Prevention Team Physical Security Team Investigations Team Documented and communicated Policies and Procedures Fraud & Risk Committee Fraud/Loss Prevention & Security

Periodic KPI and VAR reporting Risk & Strategy Committee New Business Initiatives Committee Executive Management oversight Other Operating Risk Management Controls and Procedures

Internal audit Commercial Asset Review FDICIA/SOX 404 assessment of internal control over financial reporting External audit Regulatory examination process Other bank audit/review functions Auditing and Validation

Enhance enterprise-wide/operational risk assessment and reporting Improve process of capturing loss data in a consistent manner and in sufficiently granular detail Quantification and measurement Leverage technology to assist in ERM process Basel II adoption Monitor regulatory environment Future Opportunities and Challenges

Credit Quality Discussion M. Robert Rose Chief Credit Risk Officer

Credit Quality is Good Non-Accruals and NPA's steadily reduced since 3Q'02 Coverage ratios are strong Charge-off run rate is improving Reserve levels are ample

Credit Quality Classified and Internally Criticized Loans have shown improvement for 8 quarters ($ in millions) 12/31/02 12/31/03 3/31/04 Non-Accruals $231 $198 $187* Non-Accruals % of Loans 1.00% .76% .67% NPA's $257 $220 $212 NPA's % of Assets .65% .51% .45% * Includes addition of First Essex Bank non-accruals of $7.4 million

Credit Quality Non-Accruals * Includes addition of $7.4MM First Essex Bank Non-Accruals % at ($ in millions) 12/31/02 12/31/03 3/31/04 3/31/04 C&I $123 $84 $72 .99% CRE 38 45 42 .91% Consumer 33 31 31 .29% Residential 37 38 42 .87% TOTAL Non-Accrual $231 $198 $187* .67%

Commercial Non-Accruals Non-Accruals Over $2.5MM Non-Accruals $1MM to $2.5MM = $17MM Non-Accruals Less Than $1MM = $62MM 3/31/04 Nursing Home Group $ 9.6 Specialized Comm'l RE 4.6 Heavy Construction Supply 3.5 Residential Subdivision 3.3 Specialty Museum 3.0 Heavy Construction Co 2.9 Class B Office Property 2.8 Agricultural/Landscaping Co 2.8 Advertising Consultants 2.7 $35.2

Charge-Off Trends Improving Charge-off Trends * Rolling 4 Quarters (% of Avg Loans) 12/31/02 12/31/03 3/31/04* Commercial .84% .89% .88% Consumer .51% .39% .38% Residential .16% .06% .05% Total .58% .55% .53%

Improving Credit Quality Indicators Credit Quality Improving Through: Escalated Resolution of Existing Problems Fewer New Credit Problems Surfacing Improvement in Risk Rating Profile Improvements Made in Selection, Monitoring, and Workout Expected Outcome is Reduced Corporate Charge-Offs

ALLL - Coverage Improved Asset Quality - Improved Coverage 12/31/02 12/31/03 3/31/04 ALLL % of Loans 1.29% 1.25% 1.27% ALLL % of Non-Accruals 129% 164% 186% ALLL % of NPA's 116% 149% 166%

ALLL - By Segment $ ALLL to ALLL % of Rolling 4 Qtr 3/31/04 Loans $ C/Offs Consumer $112 1.01% 3.02x Residential 15 .31% 6.48x Commercial 200 1.68% 2.10x Total 327 1.18% 2.43x Unallocated 24 .09% - Total ALLL $351 1.27% 2.61x

Portfolio Composition Complements Asset Quality Goals

Portfolio Composition % at ($ in millions) 12/31/02 12/31/03 3/31/04 3/31/04 Consumer $8,519 $10,010 $11,012 40% Residential 4,347 5,075 4,806 17% Commercial 10,327 11,064 11,920 43% TOTAL LOANS $23,193 $26,149 $27,738 100%

Portfolio Composition Consumer - Virtually All Secured % at ($ in millions) 12/31/02 12/31/03 3/31/04 3/31/04 Home Equity $5,166 $6,458 $6,971 63% Automobile 3,039 3,240 3,621 33% Other 314 312 420 4% Total $8,519 $10,010 $11,012 100%

Portfolio Composition Commercial Lending % at ($ in millions) 12/31/02 12/31/03 3/31/04 3/31/04 C&I $6,194 $6,711 $7,282 61% CRE 4,133 4,353 4,638 39% Total $10,327 $11,064 $11,920 100%

Portfolio Composition - C&I % of ($ in millions) 12/31/02 12/31/03 3/31/04 3/31/04 Middle Mkt/Small Bus $2,393 $2,300 $2,735 38% Specialty 1,611 1,974 1,998 27% Auto Dealers 1,329 1,561 1,688 23% Vehicle/Equipt Finance 861 876 861 12% Total C&I $6,194 $6,711 $7,282 100%

Portfolio Composition - C&I Specialty Lending

Portfolio Composition - Real Estate Type (% Exposure) 12/31/03 Office 22% Retail 18% Multifamily 17% Homebuilding 17% Industrial/Warehouse 8% Hospitality 6% Other 12% (% Exposure) 12/31/03 Mid Atlantic (incl NY) 56% New England 36% South 5% West 2% Midwest 1% Geography

Commercial Loans Top Ten Relationships (exposure in millions) 3/31/04 Municipal School System $85 Large In-Market City Automobile Dealer Group 76 20 Franchises, 71% Floorplan Mortgage Finance Agency 74 Over 70 Individual Obligors Commercial RE Developer 71 Retail, hotel and apartments Commercial RE Developer 67 Retail, hotel and apartments Automobile Dealer Group 62 11 Franchises, 44% Floorplan Automobile Dealer Group 60 9 Franchises, 80% Floorplan Commercial RE Developer 58 Residential and multifamily Automobile Dealer Group 56 14 Franchises, 62% Floorplan Automobile Dealer Group 55 16 Franchises, 51% Floorplan

Impact of Acquired Banks Addition of 3 Portfolios* Results in a Minor Shift of Loan Concentration to Consumer Comm'l 42% Retail 58% * First Essex, Seacoast (which now includes Abington) & Waypoint Comm'l 41% Retail 59%

Credit Developments Moving Forward on Deeper Portfolio Analytics Examining Vendor-Supplied Credit Modeling Tools Participant in RMA/AFS Credit Risk Study Refining Our Credit Disciplines Close Alignment with Enterprise Risk Management

Conclusion Credit Quality Still Improving Portfolio Content Complements Our Goals Seeking Constant Improvement in Risk Management

Interest Rate Risk - How is Sovereign Positioned to Benefit from Rising Rates? Mark McCollom Chief Financial Officer, Sovereign Bank

Managing Interest Rate Risk Short-term interest rates have varied greatly... 3/1/1998 6/1/1998 9/1/1998 12/1/1998 3/1/1999 6/1/1999 9/1/1999 12/1/1999 3/1/2000 6/1/2000 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 6/3/2003 9/1/2003 12/31/2003 3/3/2004 Prime Rate 0.085 0.085 0.085 0.0775 0.0775 0.0775 0.0825 0.085 0.09 0.095 0.095 0.095 0.08 0.0675 0.06 0.0475 0.0475 0.0475 0.0475 0.0425 0.0425 0.04 0.04 0.04 0.04 Fed Funds 0.055 0.055 0.0525 0.0475 0.0475 0.05 0.0525 0.055 0.06 0.065 0.065 0.065 0.05 0.0375 0.03 0.0175 0.0175 0.0175 0.0175 0.0125 0.0125 0.01 0.01 0.01 0.01

Managing Interest Rate Risk ....and Long-term rates have experienced similar volatility in recent periods 4/19/2004 4/12/2004 4/5/2004 3/29/2004 3/22/2004 3/15/2004 3/8/2004 3/1/2004 2/23/2004 2/17/2004 2/9/2004 2/2/2004 1/26/2004 1/20/2004 1/12/2004 1/5/2004 12/29/2003 12/22/2003 12/15/2003 12/8/2003 12/1/2003 11/24/2003 11/17/2003 11/10/2003 11/3/2003 10/27/2003 10/20/2003 10/13/2003 10/6/2003 9/29/2003 9/22/2003 9/15/2003 9/8/2003 9/2/2003 8/25/2003 8/18/2003 8/11/2003 8/4/2003 7/28/2003 7/21/2003 7/14/2003 7/7/2003 6/30/2003 6/23/2003 6/16/2003 6/9/2003 6/2/2003 5/27/2003 5/19/2003 5/12/2003 5/5/2003 4/28/2003 4/21/2003 10-Year Treasury 0.0445 0.0435 0.042 0.0414 0.0384 0.0379 0.0376 0.0383 0.0398 0.041 0.0405 0.0409 0.0414 0.0407 0.0401 0.0409 0.0437 0.0415 0.0413 0.0424 0.0422 0.0432 0.0415 0.0423 0.0445 0.043 0.0421 0.0439 0.0425 0.042 0.0402 0.0416 0.0427 0.0435 0.0445 0.0446 0.0453 0.0429 0.0441 0.0418 0.0397 0.0364 0.0365 0.0358 0.034 0.031 0.0335 0.0335 0.0333 0.0346 0.0369 0.0391 0.0389

Managing Interest Rate Risk Through this turbulent period, Sovereign's margin has stayed within a 45 basis point range - How? 3/1/1998 6/1/1998 9/1/1998 12/1/1998 3/1/1999 6/1/1999 9/1/1999 12/1/1999 3/1/2000 6/1/2000 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 6/3/2003 9/1/2003 12/31/2003 3/3/2004 Net Interest Margin 0.0292 0.0277 0.0285 0.0289 0.0288 0.0289 0.0289 0.03 0.0282 0.0297 0.0347 0.035 0.0345 0.036 0.0359 0.0369 0.0364 0.0372 0.0362 0.0349 0.035 0.0347 0.0332 0.0339 0.0328 Fed Funds 0.055 0.055 0.0525 0.0475 0.0475 0.05 0.0525 0.055 0.06 0.065 0.065 0.065 0.05 0.0375 0.03 0.0175 0.0175 0.0175 0.0175 0.0125 0.0125 0.01 0.01 0.01 0.01

Interest Rate Risk Management Process Comprehensive process focused on analyzing risks: Net interest income sensitivity due to changes in rates Simulation is run monthly and may include up to 12 stress scenarios; including parallel shocks, flattening and steepening yield curves. Helps management to better understand its risk, and is used to develop proactive strategies to ensure Sovereign is not overly sensitive to the future direction of interest rates. Market value sensitivity due to changes in rates Quarterly analysis that assess long-term interest rate risk

Interest Rate Risk Management Process Gap analysis Monthly analysis that monitors the relative repricing sensitivities of assets versus liabilities Earnings Forecasting Process Intensive team effort between Treasury, Finance and many other areas to forecast the balance sheet, income statement and capital ratios on a monthly basis. Integrates decisions made in other committee meetings (i.e. pricing committees, Risk & Strategy, Business Line Review Meetings, etc.)

Current A/L Position Mildly asset sensitive Net interest income +200 bp shock test* at 3/31/04: 4.6% However, Net interest income will expand faster than net interest margin Reinvestment of cash flows still at lower yields than maturing assets 100+ basis points of rate moves needed to meaningfully move our net interest margin, but net interest income increases immediately * Defined as the expected 12 month impact of an instantaneous 200bp parallel increase to all points of the existing Treasury curve

$10.8 billion of assets tied to Prime or Libor, resets within 1 month following an increase or decrease in rates Only $8.8 billion of liabilities tied to short-term indices Why Are We Asset Sensitive? Prime Libor Treasuries Other East 0.5823 0.1921 0.2242 0.0014 Prime $5.6b 57% Commercial 42% Consumer Treasuries $2.0b 50% Investments 40% Residential Other Libor $5.4b 100% Commercial

Why Are We Asset Sensitive? Interest Bearing DDA Non-Interest Bearing DDA Savings Money Market CD's East 0.25 0.16 0.12 0.25 0.22 Interest Bearing DDA 25% Money Market 25% CD's 22% Savings 12% Non-Interest Bearing DDA 16% $4.5 billion, or 16% of deposits at zero cost $14.8 billion, or 59% of total deposits at administered rates - on average, move at <25% of interest rate movements in a rising rate scenario Growing equity base increases asset sensitive bias

Fixed Rate Assets - Expected Repayment ($ in millions)

Net Interest Margin and Net Interest Income Sensitivity Analysis assumes we "sit on our hands" ... we won't "Base Case" assumes March 31, 2004 rates held flat

Interest Rate Risk - Should You Hedge It? SOV has historically elected to minimize the use of synthetic hedging structures Only $2.2 billion of total derivatives currently deployed (notional amount of interest rate swaps) "Plain vanilla" in nature received fixed ($1.4 billion) or pay fixed ($0.8 billion) swaps Instead, focus on A/L neutrality (or close to it) to produce natural balance sheet "hedge" Do not believe a perfect hedge exists

Why Have An Investment Portfolio? Act as a natural hedge to our core business lines Commercial Lending, Consumer Lending, Core Deposit generation all produce excess asset sensitivity Value of investment portfolio increases as value of core deposits and borrowings decreases Fixed-rate, intermediate and longer term duration assets provide balance and stability to our NII flows, with minimal credit risk Shrinking this portfolio would create excessive interest rate risk for Sovereign With 30% of assets in investments, parallel rate shock test* at March 31 was 4.6% If only 20% of assets, same test would produce asset sensitivity in excess of 10% Liquidity Low-Risk * Defined as the expected 12 month impact of an instantaneous, 200bp parallel increase to all points of the existing Treasury curve

Investment Portfolio - Liquidity ($ in millions)

Low-Risk Investment Portfolio

Investment Portfolio Overview at 3/31/04 ($ in millions)

Our Earnings Goals for 2004 through 2007 James D. Hogan Chief Financial Officer, Sovereign Bancorp

What to Expect in the 2nd Quarter of 2004 ... Net income of $.40 - $.42 per fully diluted share, versus $.37 a year ago Net interest margin may contract a few more basis points, but we are hopeful that 2Q04 is the bottom Credit quality - net charge-offs at close to 1Q04 levels, but other credit metrics continue to improve Expect stronger commercial loan and core deposit growth during the second quarter after considering acquisition effects Rising interest rates (long-end) from 1Q04 will: Increase probability of partial or full recoupment of 1Q04 MSR impairment of $11.3 million Reduce reliance on securities gains Improve capital markets revenues

What to Expect for the Remainder of 2004... Net income of $1.51 - $1.56 per fully diluted share Operating earnings of $1.65 to $1.70 per diluted share; 14%-17% implied growth (excludes $.14 of assumed merger integration charges) Cash earnings of $1.85 to $1.90 Net charge-off run rate hopefully in the low 40's basis point range by year-end 100+ basis point improvement in efficiency ratio from 2003 Achievement of publicly stated capital goals: TCE/TA* above 5.00% Tier 1 Leverage 6.50%-7.00% * Excluding Other Comprehensive Income

Report Card - Long-Term Critical Success Factors In March 2001, Sovereign set an EPS target of ~$2.00 diluted per share by 2005 Outlined a 5-point strategy for achieving these results: Increase fee revenues by ~15% on average per year Increase core deposits by 7%-10% on average per year Retire high-cost holding company debt by 2006 Increase consumer and commercial loans by 8%-10% on average per year Limit Operating Expense growth to 6%-7% on average per year; grow revenue at least twice as fast as expenses

How Have We Done So Far?

$2.00 by 2005 - A Beginning, Not An End In March 2001, a 4-year earnings plan was formally introduced to investors Many of the material assumptions have changed since that time Interest rates dropped 450+ basis points ... and stayed there The economy weakened ... and stayed there Geo-political risk and corporate scandals have exacerbated market volatility However, management still strives to achieve $1.90 - $2.00 in 2005 operating EPS, acknowledging that certain economic factors must occur in order to achieve the upper end of this range. Today, management is comfortable with the mean analyst estimate of $1.88 operating EPS for 2005 2005 is not the end of the story ... in many ways it's just the beginning Begin to organically generate large amounts of excess capital Begin to see the "finish line" for high-cost debt repayment Platform (management, business lines, franchise) is in place to effectively compete within our footprint, producing long-term growth in earnings

Assumed Earnings Drivers: 2005 through 2007 Excess Capital Generation, + Credit Quality, + Asset/Liability Profile, + Continued Operating Efficiency, + Continued Tax Efficiency, + Manageable levels of Balance Sheet growth for loans, deposits and fee revenue, = Potential for sustained, strong double-digit earnings growth

Excess Capital Generation Sovereign produces strong organic capital growth in 2005 and beyond: While a wide range of uses for this excess capital may emerge, multiple scenarios produce EPS accretion of $.06 - $.10 for 2006 Current dividend rate is assumed for illustrative purposes only Assumed $4.0 billion of balance sheet growth in 2006 on starting balance sheet of $60 billion, or 7% growth ($ in millions)

Credit Quality All asset quality measures are pointing toward improved net charge-offs, beginning 3Q and 4Q of 2004 Pending acquisitions of Seacoast and Waypoint both improve our credit risk profile Lower NCO's forecasted and lower credit risk profile will result in slow overall growth in annual loan loss provisioning: NCO's anticipated to decrease to 40 basis point range for 2005 and beyond Unless loan risk profile changes, anticipate maintaining ALLL at 1.25% to 1.30% of total loans

Asset/Liability Management Long-range forecast assumes 3.50% - 4.00% Fed Funds rate, with 100 bp or more flattening of Treasury curve out to 10 years Assuming 250 bp move by 2007, current profile picks up ~6.00% (interpolated), or $125 million to net interest income Remaining debt maturity in Nov '06 of $500 million eliminates ~$29 million of interest expense, net of swap* and opportunity cost Core deposit bias allows for "pricing lag" as rates rise - assumed to move at <25% of overall rise in rates (on average - will vary by category) *Based upon current forward LIBOR curve

Operating Efficiency Strategic outsourcing arrangements (Account, Item and Card processing) limits Sovereign's need for large technological capital Have consistently delivered efficiency improvements each of last 3 years Rate of growth in G&A and total expenses is far below revenue growth Continued tax efficiency - long-term tax rate assumed to be ~30% ($ in millions)

Putting It All Together: Earnings Momentum 2005 - 2007 Top-line revenue growth of only 5.9% will sustain double digit EPS growth - 3-year average annual revenue growth (2000-2003) has been 22% Net interest income growth of 9.7% assumed; long-term outlook on interest rates and remaining debt paydown will give us most of this, only 5.1% "core" NII growth needed Continue to grow operating expenses at half the rate of net revenues Effective tax rate held at 30% Excess Capital deployment adds 2-4% to EPS each year, at a minimum

Earnings Goals 2004 through 2007 2002 $1.25 - $1.30 $1.28 14% 2003 $1.40 - $1.45 $1.45 13% 2004 $1.65 - $1.70 $1.68 14% 2005 $1.90 - $2.00 $1.88* 15% 2006 $2.10 - $2.20 or higher N/A 10% - 15% 2007 $2.40 or higher N/A 10% - 15% Management's Operating Goal Actual/Street Mean Estimate Operating EPS Growth * Management is comfortable with 2005 mean estimate of $1.88 operating EPS; management's goal remains to strive for between $1.90 - $2.00 operating EPS in 2005

In Closing Sovereign has consistently delivered on its promises: On earnings - 21% compound annual growth rate in operating earnings since 2000 On capital - $1.9 billion in TCE growth; 384 basis points of ratio improvement since 3Q00 On its underlying business metrics- loan, deposit, fee income growth and efficiency ratio improvements The stage is set to deliver strong financial results for the next several years SOV is currently trading at 10.6 times '05 operating EPS mean, 9.8 times '05 implied cash mean, and 156% of book value as of April 30, 2004